.	Summary Prospectus October 19, 2026

Allspring 100% Treasury Money Market Fund

Token: ATKXX	Link to Prospectus	Link to SAI

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at allspringglobal.com/reports. You can also get information at no cost by calling 1-800-222-8222, or by sending an email request to AllspringFundsShareholders@allspringglobal.com. The current prospectus (“Prospectus”) and statement of additional information(“SAI”), dated October 19, 2026, as supplemented from time to time, are incorporated by reference into this summary prospectus. The Fund’s SAI may be obtained, free of charge, in the same manner as the Prospectus.

Investment Objective

The Fund seeks current income exempt from most state and local individual income taxes, while preserving capital and liquidity.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.14%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.21%
Fee Waivers	(0.04)%
Total Annual Fund Operating Expenses After Fee Waivers[1]	0.17%
1.	The Manager has contractually committed through May 31, 2028, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 0.17% for Token Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. The Manager and/or its affiliates may also voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other funds. The example assumes a $10,000 initial investment, 5% annual total return, that fees and expenses remain the same as in the tables above and that you redeem all of your shares at the end of the period indicated. To the extent that the Manager is waiving fees or reimbursing expenses, the example assumes that such waiver or reimbursement will only be in place through the date noted above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ASSUMING YOU SOLD YOUR SHARES, YOU WOULD PAY:
AFTER 1 YEAR	$17
AFTER 3 YEARS	$64
AFTER 5 YEARS	$114
AFTER 10 YEARS	$264

Principal Investment Strategies

Under normal circumstances, we invest:

•	exclusively in high-quality, short-term, U.S. dollar-denominated money market instruments that consist of U.S. Treasury obligations.

Our security selection is based on several factors, including yield and maturity, while taking into account the Fund’s overall level of liquidity and weighted average maturity. We will only purchase securities that we have determined present minimal credit risk.

The Fund intends to qualify as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. “Government money market funds” are required to invest at least 99.5% of their assets in (i) cash, (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities and/or (iii) repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities).

Principal Investment Risks

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

Market Risk. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments.

Money Market Fund Risk. The Fund’s yield will change based on changes in interest rates and other market conditions. Because the Fund invests in short-term instruments, the Fund’s dividend yields are expected to be low when short-term market interest rates are low, and there is no guarantee that the Fund will not have a negative yield.

U.S. Government Obligations Risk. U.S. Government obligations may be adversely impacted by changes in interest rates, and securities issued or guaranteed by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. U.S. Government obligations may be adversely affected by a default by, or decline in the credit quality, of the U.S. Government.

Blockchain Risk. Although the Fund does not currently employ blockchain technology or invest in crypto assets, the financial intermediaries through whom shareholders purchase and redeem Token Class shares intend to employ blockchain technology to maintain a record of share ownership for their customers. A blockchain is an open, distributed ledger that records transactions between two parties in a verifiable and append-only manner using cryptography. Transactions on the blockchain are verified and authenticated by computers on the network. The process of authenticating a transaction before it is recorded seeks to ensure that only valid and authorized transactions are permanently recorded on the blockchain in collections of transactions called “blocks.” Blockchain networks are based upon software source code that establishes and governs their respective cryptographic systems for verifying transactions. Complex information technology and communications systems, such as blockchain networks, are subject to a number of different threats or risks (including operational, information security, cyber-attacks and related risks) that could adversely affect the Fund, its shareholders and intermediaries through whom shareholders purchase and redeem shares of the Fund. The use of blockchain technology is relatively new and still evolving. The Fund, the Manager and/or its affiliates will not be responsible for any loss in connection with the use of blockchain technology by financial intermediaries. Shareholders should contact their financial intermediary about how they use blockchain technology and the associated risks.

Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable or unwilling, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Very low or negative interest rates may magnify interest rate risk.

Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce expected returns, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Past performance is no guarantee of future results. Current month-end performance is available on the Fund’s website at allspringglobal.com. To obtain a current 7-day yield for the Fund call toll-free 1-800-222-8222.

Calendar Year Total Returns for Token Class as of 12/31 each year[1]
.	Highest Quarter: December 31, 2023	+1.33%
	Lowest Quarter: March 31, 2021	0.00%
	Year-to-date total return as of September 30, 2026 is +2.67%

Average Annual Total Returns for the periods ended 12/31/2025
	INCEPTION DATE OF SHARE CLASS	1 YEAR	5 YEAR	10 YEAR
Token Class[1]	10/19/2026	4.16%	3.11%	2.04%
1.	Historical performance shown for the Token Class shares prior to their inception reflects the performance of the Institutional Class shares and is not adjusted to reflect Token Class expenses. If these expenses had been included, returns for Token Class shares would be higher. The Institutional Class annual returns are substantially similar to what the Token Class annual returns would be because the Institutional Class and Token Class are invested in the same portfolio and their returns differ only to the extent that they do not have the same expenses.

Fund Management

MANAGER	SUB-ADVISER
Allspring Funds Management, LLC	Allspring Global Investments, LLC

Purchase and Sale of Fund Shares

Token Class shares are available only through certain financial intermediaries that have an agreement with the Fund to offer Token Class shares. Although the Fund does not currently employ blockchain technology, the financial intermediaries through which Token Class shares may be purchased intend to use blockchain technology to maintain a mirror record of share ownership for their customers. In general, you can buy or sell Token Class shares of the Fund through applicable financial intermediaries on any day the New York Stock Exchange is open for regular trading.

MINIMUM INVESTMENTS	TO BUY OR SELL SHARES

Minimum Initial Investment
Token Class: $25 million (purchases made through a customer account at an intermediary may be subject to different minimum investment amounts)

Minimum Additional Investment
Token Class: No Minimum

Contact your financial intermediary.

Tax Information

Any distributions you receive from the Fund may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, subsequent withdrawals from such a tax-advantaged investment plan may be subject to federal income tax. You should consult your tax adviser about your specific tax situation.

Payments to Intermediaries

If you purchase a Fund through an intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your financial professional to recommend the Fund over another investment. Consult your financial professional or visit your intermediary’s website for more information.

Link to Prospectus	Link to SAI

.	©2026 Allspring Global Investments Holdings, LLC. All rights reserved. SUM4742 10-26

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